Operating Leases	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
Operating Leases

The company leases office space in the majority of its locations of business under non-cancelable operating leases. These leases and commitments expire on varying dates through 2023.

As of December 31, 2012, the company's total future commitments by year under non-cancelable operating leases are as follows:

$ in millions	Total	Buildings	Other

2013	68.5	64.1	4.4
2014	66.9	62.7	4.2
2015	67.6	64.0	3.6
2016	61.7	59.9	1.8
2017	48.5	46.7	1.8
Thereafter	258.3	257.4	0.9
Gross lease commitments	571.5	554.8	16.7
Less: future minimum payments expected to be received under non-cancelable subleases	41.6	41.6	—
Net lease commitments	529.9	513.2	16.7

As discussed in Note 1, “Accounting Policies - Security Deposit Assets and Receivables and Security Deposit Payables,” the company is party to master lease agreements with various property owners and is party to sublease agreements with tenants in its capacity as asset manager of property portfolios. The company's future commitments to the property owners is equal to and offset by the future minimum payments expected to be received from the tenants; therefore, these amounts are not included in the table above.
The company recognized $67.4 million, $64.2 million, and $60.1 million in operating lease expenses in the Consolidated Statements of Income in 2012, 2011 and 2010, respectively. These expenses are net of $11.4 million, $11.4 million and $11.4 million of sublease income in 2012, 2011 and 2010, respectively.